COMPUTATIONAL MATERIALS FOR

SEMT 2004-12

Computational Materials

$589,081,000 (Approximately)

Offered Certificates

Sequoia Mortgage Trust Series 2004-12

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank, N.A.

Master Servicer and Custodian

December [9 ], 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management

Matt Whalen	(212) 449-0752
Paul Park	(212) 449-6380
Tom Saywell	(212) 449-2122
Alan Chan	(212) 449-8140
Fred Hubert	(212) 449-5071
Alice Chang	(212) 449-1701
Sonia Lee	(212) 449-5067
Oleg Saitskiy	(212) 449-1901
Keith Singletary	(212) 449-9431
Calvin Look	(212) 449-5029

Trading
Scott Soltas	(212) 449-3659
Charles Sorrentino	(212) 449-3659
Edgar Seah	(212) 449-3659

Research
Glenn Costello	(212) 449-4457

DEAL STRUCTURE SUMMARY:

SEQUOIA MORTGAGE TRUST 2004-12

Mortgage Pass-Through Certificates

$589,081,000 (Approximate, Subject to Final Collateral)

Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)		WAL (Yrs) (Call/Mat)(2)	Pymt Window (Months) (Call/Mat)(2)	Certificate Interest Rates	Tranche Type	Expected Rtgs S&P/Moody’s/[Fitch]

1-A-1	$380,510,000		3.94/4.29	1 – 123 / 1 – 359	Floater	Senior	AAA/Aaa/AAA
1-A-2	$208,571,000		3.94/4.29	1 – 123 / 1 – 359	Floater (4)	Senior	AAA/Aaa/AAA
2-A-1	$217,625,934	Information Not Provided Hereby				Senior	AAA/Aaa/AAA
1-X-A	$589,081,000	(5)	N/A	N/A	Interest Only	Notional/Senior	AAA/Aaa/AAA
2-X-A	$217,625,934	(6)	N/A	N/A	Interest Only	Notional/Senior	AAA/Aaa/AAA
1-X-B	$18,407,000	(7)				Notional/Senior	AAA/Aaa/AAA
A-R	$100	Information Not Provided Hereby				Residual	AAA/Aaa/AAA
B-1	$8,590,000					Subordinate	AA/Aa2/AA
B-2	$6,136,000					Subordinate	A/A2/A
B-3	$3,681,000					Subordinate	BBB/Baa2/BBB
B-4	$2,454,000					Subordinate	BB+/Ba2/BB
B-5	$920,000					Subordinate	BB-/B2/B
B-6	$2,764,396					Subordinate	NR/NR/NR
Total	$830,670,261

(1)

Distributions on the Class 1-A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (“Group 1A Mortgage Loans”) as described herein. Distribution on the Class 1-A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (“Group 1B Mortgage Loans”) as described herein. Distributions on the Class 2-A-1 Certificates will be derived from the Underlying Certificates described herein. Distributions on the Subordinate Certificates will be derived solely from the Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class 1-A-1 and Class 1-A-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class 1-A-1 and Class 1-A-2 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3)

The Class 1-A-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 1A Net WAC (as described herein) and (iii) 11.50%.

(4)

The Class 1-A-2 Certificates will initially have an interest rate equal to the least of (i) Six-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 1B Net WAC (as described herein) and (iii) 11.50%. In the case of the Class 1-A-2 Certificates, Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in January 2005.

(5)

The balance shown is the combined initial notional amount of the two components that make up the Class 1-X-A Certificates. The notional amount of the Class 1-X-A Certificates for any Distribution Date is equal to the aggregate class principal amounts of the Class 1-A-1 and Class 1-A-2 Certificates, immediately prior to such distribution date. Interest will accrue on the Class 1-X-A Certificates as described in the Prospectus Supplement. The Class 1-X-A Certificates are interest-only Certificates and will not be entitled to distributions of principal.

(6)

The notional amount of the Class 2-X-A Certificates for any Distribution Date is equal to the class principal amount of the Class 2-A-1 Certificates, immediately prior to such distribution date. Interest will accrue on the Class 2-X-A Certificates as described in the Prospectus Supplement. The Class 2-X-A Certificates are interest-only Certificates and will not be entitled to distributions of principal.

(7)

The notional amount of the Class 1-X-B Certificates for any distribution date is equal to the aggregate class principal amount of the Class B-1, Class B-2 and Class B-3 Certificates immediately prior to such distribution date. Interest will accrue on the Class 1-X-B Certificates as described in the Prospectus Supplement. The Class 1-X-B Certificates are interest-only Certificates and will not be entitled to distributions of principal.

Depositor:	Sequoia Residential Funding, Inc.

Joint Lead Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated

Co-Managers:	Greenwich Capital Markets, Inc. and Banc of America Securities LLC

Master Servicer:	Wells Fargo Bank, N.A.

Trustee:	HSBC Bank USA.

Custodian:	Wells Fargo Bank, N.A.

Rating Agencies:	S&P, Moody’s and Fitch will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this Preliminary Term Sheet.

Cut-off Date:	December 1, 2004.

Pricing Date:	On or about December [10], 2004.

Closing Date:	On or about December [22], 2004.

Distribution Dates:	The 20th day of each month (or if not a business day, the next succeeding business day), commencing in January 2005.

Certificates:

The “Senior Certificates” will consist of the Class 1-A-1, Class 1-A-2 and Class 2-A-1, the Class 1-X-A, Class 1-X-B and Class 2-X-A (together, the “Class X Certificates”) and Class A-R Certificates. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.

Offered Certificates:

Only the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 1-X-A, Class 2-X-A, Class 1-X-B, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Publicly Offered Certificates”) are being offered publicly. The Class 1-A-1, Class 1-A-2, Class 1-X-A and Class 2-X-A Certificates are being offered hereby.

Accrued Interest:	The Class 1-A-1 and Class 1-A-2 will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class 1-A-1 and Class 1-A-2 Certificates for each Distribution Date will be the period beginning on the 20th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month of such Distribution Date on a 30/360 basis.

Registration:	The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:	It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests along with rights under interest rate cap agreements held outside the REMIC for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:	The Senior Certificates (other than the Class A-R Certificates) and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Clean-Up Call:

The terms of the transaction allow for an optional purchase of the Mortgage Loans in the trust on the date (the “Clean-Up Call Date”) on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:	The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Trust Assets:

The assets of the trust will consist primarily of (1) 2 groups of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties and (2) the Underlying Certificate. The information on the Mortgage Loans and the underlying mortgage loans related to the Underlying Certificate described herein is as of November 1, 2004 (“Statistical Calculation Date”).

Mortgage Loans:

The Mortgage Loans will consist of 2 groups (Group 1A and Group 1B) of approximately 1,777 adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties. As of the Statistical Calculation Date, the Mortgage Loans have an aggregate principal balance of approximately $613,626,497. Approximately 34.59% and 65.41% of the Mortgage Loans are one-month LIBOR indexed and six-month LIBOR indexed Mortgage Loans, respectively.

Group 1A Mortgage Loans:	As of the Statistical Calculation Date, the Group 1A Mortgage Loans have an aggregate principal balance of approximately $396,364,705, which equals approximately 64.59% of the Mortgage Loans.

Approximately 53.56% and 46.44% of the Group 1A Mortgage Loans are one-month and six-month LIBOR indexed Mortgage Loans, respectively. Approximately 4.77% and 94.95% of the Group 1A Mortgage Loans are scheduled to pay interest only for the first 5 and 10 years, respectively. After such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year, 20-year or 15-year fully amortizing basis.

Group 1B Mortgage Loans:	As of the Statistical Calculation Date, the Group 1B Mortgage Loans have an aggregate principal balance of approximately $217,261,792, which equals approximately 35.41% of the Mortgage Loans.

All of the Group 1B Mortgage Loans are six-month LIBOR indexed Mortgage Loans. Approximately 7.09% and 92.73% of the Group 1B Mortgage Loans are scheduled to pay interest only for the first 5 and 10 years, respectively. After such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year, 20-year or 15-year fully amortizing basis.

Underlying Certificate:

The trust fund will include $231,000,000 initial principle balance of a previously issued mortgage pass-through certificate (SEMT 2004-7, Class A1) representing a senior ownership interest in one of three pools of adjustable rate mortgage loans secured by first liens on one-to-four-family residential properties (the “Underlying Certificate”).

Group Subordinate Amount:

For any Distribution Date and for Group 1A, the excess of the aggregate of the principal balances of the Group 1A Mortgage Loans at the beginning of the related collection period over the Principal Balance of the Class 1-A-1 Certificates immediately before such Distribution Date.

For any Distribution Date and for Group 1B, the excess of the aggregate of the principal balances of the Group 1B Mortgage Loans at the beginning of the related collection period over the Principal Balance of the Class 1-A-2 Certificates immediately before such Distribution Date.

Delay Days:	The Class 1-A-1 and Class 1-A-2 Certificates will have 0 delay days.

Net WAC Caps:

In the case of the Class 1-A-1 Certificates, the weighted average of the net mortgage rates of the Group 1A Mortgage Loans. The Class 1-A-1 Certificates will have a coupon equal to the least of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

In the case of the Class 1-A-2 Certificates, the weighted average of the net mortgage rates of the Group 1B Mortgage Loans. The Class 1-A-2 Certificates will have a coupon equal to the least of (i) the six-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class 1-A-1 or Class 1-A-2 Certificates is subject to the related Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the Class 1-A-1, Class 1-A-2, Class B-1, Class B-2 and Class B-3 Certificates (together, the “LIBOR Certificates”). The Reserve Fund will be funded with any excess interest available as described in “Certificates’ Priority of Distributions” herein. The Reserve Fund will not be an asset of the REMIC. On any Distribution Date, the LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any. Amounts otherwise distributable in respect of the Class 1-X-A Certificates will instead be deposited into the Reserve Fund and distributed to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, to the extent of any Net WAC Shortfalls for such Classes. Amounts otherwise distributable in respect of the Class 1-X-B Certificates will instead be deposited in to the Reserve Fund and distributed to the Class B-1, Class B-2 and Class B-3 Certificates, in that order, to the extent of any Net WAC Shortfalls for such Classes. Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Class 1-X-A and Class 1-X-B Certificates, as applicable.

Credit Enhancement:	Senior/subordinate, shifting interest structure.

Certificates S&P/Moody's/Fitch Bond Sizes* Initial Subordination* Senior Certificates AAA/Aaa/AAA 96.00% 4.00% *
* Preliminary and subject to revision.

Shifting Interest:

Until the first Distribution Date occurring on or after January 2015, the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Class 1-A-1 and Class 1-A-2 Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments. There is no scheduled principal due on certain of the Mortgage Loans for the first five years and for other Mortgage Loans for the first ten years following origination.

The prepayment percentages on the Subordinate Certificates are as follows:

January 2005 – December 2014

0% Pro Rata Share

January 2015 – December 2015

30% Pro Rata Share

January 2016 – December 2016

40% Pro Rata Share

January 2017 – December 2017

60% Pro Rata Share

January 2018 – December 2018

80% Pro Rata Share

January 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata among the Class 1-A- 1 and Class 1-A-2 Certificates and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in January 2008 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Class 1-A-1 and Class 1-A-2 Certificates. In the event the current senior percentage (aggregate principal balance of the Class 1-A-1 and Class 1-A-2 Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Class 1-A-1 and Class 1-A-2 Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class 1-A-1 and Class 1- A-2 Certificates will receive all principal prepayments from the Mortgage Loans in regardless of any prepayment percentages as described above.

Allocation of Realized Losses:

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, in reduction of their respective class principal balances.

Certificates’ Priority of Distributions:

Available funds from the Trust Assets will be distributed in the following order of priority:

1)

Class 1-A-1, Class 1–A-2, Class 1-X-A, Class 1-X-B and Class A-R Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date with respect to any of the LIBOR Certificates, the amount of interest otherwise distributable to the Class 1-X-A and Class 1-X-B Certificates shall be deposited in the Reserve Fund.

2)

Class 2-A-1 Certificates accrued and unpaid interest at the related Certificate Interest Rate, based on collections from Underlying Certificate.

3)

Class A-R Certificates, principal allocable to such class from the Mortgage Loans. 4) Class 1-A-1 and Class 1-A-2 Certificates, principal, generally based on collections from the Group 1A Mortgage Loans and the Group 1B Mortgage Loans, respectively, until their respective class principal amounts are reduced to zero.*

5)

Class 2-A-1 Certificates, principal, generally based on collections from the Underlying Certificate, until their class principal amount is reduced to zero.*

6)

Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate based on collections from the Mortgage Loans.

7)

Class B-1 Certificates, principal allocable to such class based on collections from the Mortgage Loans.

8)

Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate based on collections from the Mortgage Loans.

9)

Class B-2 Certificates, principal allocable to such class based on collections from the Mortgage Loans, until their class principal amount is reduced to zero.

10)

Class B-3 Certificates, accrued and unpaid interest at the related Certificate Interest Rate based on collections from the Mortgage Loans.

11)

Class B-3 Certificates, principal allocable to such class based on collections from the Mortgage Loans, until their class principal amount is reduced to zero.

12)

Class 1-A-1 and Class 1-A-2 Certificates, pro-rata, the related Net WAC Shortfall amount, from the Reserve Fund.

13)

Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

14)

Class B-2 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

15)

Class B-3 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

16)

Class 1-X-A and Class 1-X-B Certificates, the excess amounts related to such Class 1-X–A and Class 1-X-B Certificates, from the Reserve Fund.

17)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes based on collections from the Mortgage Loans.

18)

Class A-R Certificate, any remaining amount .

* In certain limited circumstances described in the prospectus supplement, Senior Certificates may receive principal from an unrelated asset group, to the extent not received from the related asset group.

Group 1A Net WAC Cap Schedule for Class 1-A-1

Group 1B Net WAC Cap Schedule for Class 1-A-2

Assumptions:
20% CPR
Hard Cap: 11.50%
To Call
Initial 1 Month LIBOR: 2.35000%
Initial 6 Month LIBOR: 2.63125%

Assumed Mortgage Loan Characteristics

Mortgage Pool	Loan Type	Principal Balance($)	Current Mortgage Rate(%)	Current Net Mortgage Rate(%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Gross Margin(%)	Minimum Mortgage Rate(%)	Maximum Mortgage Rate(%)	Next Rate Adjustment Date (Months)
1A	One-Month LIBOR	323,455.81 3.12500	2.74000	360	357	0	1.50000	1.50000	12.50000	1
1A	One-Month LIBOR	7,888,365.22 3.73950	3.35450	360	359	59	1.77528	1.77528	12.00000	1
1A	One-Month LIBOR	204,064,926.75 3.58266	3.19781	335	334	119	1.62404	1.62404	12.02383	1
1A	Six-Month LIBOR	786,090.11 3.38731	3.00231	360	355	0	1.26615	1.26615	12.50000	4
1A	Six-Month LIBOR	11,015,923.53 3.75399	3.36899	360	357	57	1.81287	1.81287	12.00000	4
1A	Six-Month LIBOR	172,285,943.25 3.79230	3.40682	339	338	119	1.70509	1.70509	12.05285	5
1B	Six-Month LIBOR	389,846.08 3.87500	3.49000	360	356	0	2.00000	2.00000	12.50000	2
1B	Six-Month LIBOR	15,404,463.37 3.81507	3.43007	360	357	57	1.86098	1.86098	12.00000	5
1B	Six-Month LIBOR	201,467,482.52 3.79326	3.40806	342	341	119	1.73276	1.73276	12.05154	5

The Group 1A Net WAC Cap and Group 1B Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

Distribution	Group 1A Net	Group 1B Net
Period	WAC Cap(1) (2)	WAC Cap(2)
1	3.30%	3.41%
2	7.81%	3.41%
3	7.81%	3.43%
4	7.81%	3.43%
5	8.06%	3.43%
6	11.50%	11.50%
7 and after	11.50%	11.50%

(1) 1 Month LIBOR has a lookback period of 25 days.

(2) 6 Month LIBOR has a lookback period of 30 days.

GROUP 1 MORTGAGE LOANS

As of the Statistical Calculation Date

BALANCE	$613,626,496.64
NUMBER OF LOANS	1,777

		Minimum	Maximum
AVG CURRENT BALANCE	$345,315.98	$25,200.00	$2,650,000.00
AVG ORIGINAL BALANCE	$345,524.47	$25,200.00	$2,650,000.00

WAVG LOAN RATE	3.721%	2.625%	4.750%
WAVG EXPENSE FEE(1)	0.385%	0.260%	0.760%
WAVG NET LOAN RATE	3.336%	2.240%	4.365%

WAVG GROSS MARGIN	1.693%	1.000%	2.500%
WAVG MAXIMUM LOAN RATE	12.041%	12.000%	13.000%

WAVG ORIGINAL LTV	69.31%	12.07%	100.00%
WAVG EFFECTIVE LTV(2)	68.77%	12.07%	95.00%

WAVG CREDIT SCORE(3)	734	576	817

WAVG ORIGINAL TERM	340 months	300 months	360 months
WAVG REMAINING TERM	340 months	209 months	360 months
WAVG SEASONING	1 months	0 months	91 months

WAVG NEXT RATE RESET	4 months	1 months	7 months
WAVG RATE ADJ FREQ	4 months	1 months	6 months
WAVG FIRST RATE ADJ FREQ	4 months	1 months	6 months

WAVG IO ORIGINAL TERM (4)	117 months	60 months	120 months
WAVG IO REMAINING TERM (4)	116 months	29 months	120 months

TOP STATE CONCENTRATIONS($)	CA(30.00%),FL(11.30%),OH(5.66%),CO(4.45%),AZ(4.15%)
MAXIMUM ZIP CODE CONCENTRATION($)	94583(0.55%)

FIRST PAY DATE		05/01/1997	01/01/2005
NEXT RATE CHANGE DATE		12/01/2004	06/01/2005
MATURITY DATE		04/01/2022	12/01/2034

(1)

Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3)

Original Credit Scores for Group 1 and 2 Loans. Credit Scores as of November 2004 for Group 3 Loans.

(4)

Includes Interest-Only Loans only.

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1 M LIBOR	546	$212,276,747.78	34.59%
6 M LIBOR	1,231	401,349,748.86	65.41
Total:	1,777	$613,626,496.64	100.00%

DELINQUENCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	1,777	$613,626,496.64	100.00%
Total:	1,777	$613,626,496.64	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
25,200.00 to 100,000.00	110	$9,027,935.67	1.47%
100,000.01 to 200,000.00	527	78,933,270.06	12.86
200,000.01 to 300,000.00	369	91,616,284.19	14.93
300,000.01 to 400,000.00	278	97,225,786.38	15.84
400,000.01 to 500,000.00	169	76,544,592.38	12.47
500,000.01 to 600,000.00	96	52,829,229.94	8.61
600,000.01 to 700,000.00	72	46,418,057.08	7.56
700,000.01 to 800,000.00	49	37,117,640.54	6.05
800,000.01 to 900,000.00	23	19,724,281.84	3.21
900,000.01 to 1,000,000.00	36	35,025,966.99	5.71
1,000,000.01 to 1,500,000.00	33	40,707,368.24	6.63
1,500,000.01 to 2,000,000.00	14	25,806,083.33	4.21
2,500,000.01 to 2,650,000.00	1	2,650,000.00	0.43
Total:	1,777	$613,626,496.64	100.00%

LOAN RATE (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.625 to 2.750	8	$3,997,344.31	0.65%
2.751 to 3.000	40	16,131,632.55	2.63
3.001 to 3.250	157	54,664,681.23	8.91
3.251 to 3.500	387	129,942,869.56	21.18
3.501 to 3.750	435	150,142,654.54	24.47
3.751 to 4.000	465	157,650,841.60	25.69
4.001 to 4.250	212	78,781,920.91	12.84
4.251 to 4.500	64	18,767,551.94	3.06
4.501 to 4.750	9	3,547,000.00	0.58
Total:	1,777	$613,626,496.64	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	3	$1,232,302.99	0.20%
1.125	27	11,676,058.24	1.9
1.250	56	16,732,190.56	2.73
1.375	154	68,003,751.61	11.08
1.500	321	109,516,207.76	17.85
1.625	374	124,752,382.48	20.33
1.725	1	158,000.00	0.03
1.750	283	90,210,149.57	14.7
1.875	194	65,213,055.26	10.63
2.000	196	70,289,472.35	11.45
2.125	73	26,690,007.56	4.35
2.250	93	28,785,846.57	4.69
2.375	1	101,571.69	0.02
2.500	1	265,500.00	0.04
Total:	1,777	$613,626,496.64	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
300	469	$203,143,798.73	33.11%
360	1,308	410,482,697.91	66.89
Total:	1,777	$613,626,496.64	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
209 to 210	1	$174,157.83	0.03%
211 to 216	3	577,782.23	0.09
295 to 300	465	202,391,858.67	32.98
337 to 342	2	459,600.00	0.07
343 to 348	2	976,104.51	0.16
349 to 354	18	5,963,234.30	0.97
355 to 360	1,286	403,083,759.10	65.69
Total:	1,777	$613,626,496.64	100.00%

IO REMAINING TERM (Months) (1)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
29 to 30	1	$174,157.83	0.03%
31 to 36	3	577,782.23	0.09
37 to 42	2	459,600.00	0.08
43 to 48	2	976,104.51	0.16
49 to 54	6	1,535,899.01	0.25
55 to 60	103	31,337,148.60	5.12
109 to 114	12	4,427,335.29	0.72
115 to 120	1,643	572,639,077.17	93.55
Total:	1,772	$612,127,104.64	100.00%

(1) Interest-Only loans only.

PREPAY TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0	1,090	$425,500,648.42	69.34%
36	687	188,125,848.22	30.66
Total:	1,777	$613,626,496.64	100.00%

RATE CHANGE DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
December 2004	321	$117,710,745.56	19.18%
January 2005	277	114,545,683.13	18.67
February 2005	30	10,880,666.75	1.77
March 2005	49	17,129,764.27	2.79
April 2005	152	50,846,083.93	8.29
May 2005	558	181,082,525.33	29.51
June 2005	390	121,431,027.67	19.79
Total:	1,777	$613,626,496.64	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
12.07 to 20.00	6	$1,833,846.08	0.30%
20.01 to 30.00	21	5,835,899.99	0.95
30.01 to 40.00	46	19,515,188.13	3.18
40.01 to 50.00	105	45,910,210.35	7.48
50.01 to 60.00	149	58,168,046.36	9.48
60.01 to 65.00	120	49,489,812.34	8.07
65.01 to 70.00	224	81,350,136.16	13.26
70.01 to 75.00	289	106,636,409.48	17.38
75.01 to 80.00	735	224,425,274.17	36.57
80.01 to 85.00	9	2,138,464.58	0.35
85.01 to 90.00	29	6,298,304.02	1.03
90.01 to 95.00	20	3,508,064.98	0.57
95.01 to 100.00	24	8,516,840.00	1.39
Total:	1,777	$613,626,496.64	100.00%

EFFECTIVE LTV (1) (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
12.07 to 20.00	6	$1,833,846.08	0.30%
20.01 to 30.00	22	6,575,899.99	1.07
30.01 to 40.00	46	19,515,188.13	3.18
40.01 to 50.00	106	46,066,210.35	7.51
50.01 to 60.00	155	60,167,421.36	9.81
60.01 to 65.00	120	49,489,812.34	8.07
65.01 to 70.00	243	87,968,726.15	14.34
70.01 to 75.00	289	106,636,409.48	17.38
75.01 to 80.00	734	224,166,274.18	36.53
80.01 to 85.00	9	2,138,464.58	0.35
85.01 to 90.00	28	5,809,554.02	0.95
90.01 to 95.00	19	3,258,689.98	0.53
Total:	1,777	$613,626,496.64	100.00%

(1)

Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

CREDIT SCORE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
576 to 579	1	$280,000.00	0.05%
580 to 599	1	740,000.00	0.12
600 to 619	5	990,900.00	0.16
620 to 639	13	6,478,613.41	1.06
640 to 659	46	15,408,531.75	2.51
660 to 679	146	41,716,459.56	6.80
680 to 699	232	80,480,052.41	13.12
700 to 719	237	82,380,351.03	13.43
720 to 739	231	86,509,030.43	14.10
740 to 759	279	93,704,836.12	15.27
760 to 779	321	111,242,922.14	18.13
780 to 799	214	78,810,872.39	12.84
800 to 817	51	14,883,927.40	2.43
Total:	1,777	$613,626,496.64	100.00%

AMORTIZATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	1,772	$612,127,104.64	99.76%
Principal and Interest	5	1,499,392.00	0.24
Total:	1,777	$613,626,496.64	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	1,021	$297,298,100.61	48.45%
Asset Verification/No Income Verification	319	128,068,624.40	20.87
Alternative Documentation	151	76,528,210.12	12.47
Lite Documentation	142	56,241,234.19	9.17
Limited Documentation	128	50,621,985.43	8.25
No Income/No Asset	7	2,196,591.89	0.36
No Ratio	7	1,986,200.00	0.32
Reduced Documentation	2	685,550.00	0.11
Total:	1,777	$613,626,496.64	100.00%

OCCUPANCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	1,557	$536,954,283.48	87.51%
Second Home	154	63,986,891.88	10.43
Investment	66	12,685,321.28	2.07
Total:	1,777	$613,626,496.64	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	1,098	$376,013,299.59	61.28%
Planned Unit Development	461	169,615,354.74	27.64
Condominium	182	56,359,483.47	9.18
Two-to-Four Family	21	6,005,380.02	0.98
Cooperative	10	4,344,898.82	0.71
Townhouse	5	1,288,080.00	0.21
Total:	1,777	$613,626,496.64	100.00%

PURPOSE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	576	$234,581,653.88	38.23%
Refinance (Cash-out)	572	198,083,647.90	32.28
Refinance (Rate-Term)	629	180,961,194.86	29.49
Total:	1,777	$613,626,496.64	100.00%

STATES	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	6	$1,326,530.83	0.22%
Alaska	1	187,500.00	0.03
Arizona	97	25,491,714.48	4.15
Arkansas	3	615,800.00	0.10
California	381	184,073,286.60	30.00
Colorado	92	27,319,929.30	4.45
Connecticut	9	3,344,615.79	0.55
Delaware	4	1,140,000.00	0.19
District of Columbia	4	1,349,911.00	0.22
Florida	187	69,333,160.87	11.30
Georgia	47	12,035,801.25	1.96
Hawaii	13	6,173,867.63	1.01
Idaho	6	1,578,389.00	0.26
Illinois	53	21,770,920.61	3.55
Indiana	8	1,819,200.00	0.30
Iowa	1	128,000.00	0.02
Kansas	6	2,661,729.28	0.43
Kentucky	6	1,060,342.79	0.17
Louisiana	1	305,000.00	0.05
Maine	4	2,049,200.00	0.33
Maryland	37	15,350,934.51	2.50
Massachusetts	29	14,075,425.16	2.29
Michigan	33	10,115,295.38	1.65
Minnesota	34	10,007,941.80	1.63
Missouri	12	2,228,750.00	0.36
Montana	3	536,450.00	0.09
Nebraska	2	273,900.00	0.04
Nevada	37	13,596,871.81	2.22
New Hampshire	5	1,845,950.00	0.30
New Jersey	46	22,845,385.12	3.72
New Mexico	3	763,550.00	0.12
New York	49	23,988,204.76	3.91
North Carolina	67	16,414,527.55	2.68
Ohio	209	34,753,767.32	5.66
Oklahoma	4	638,000.00	0.10
Oregon	8	1,940,016.48	0.32
Pennsylvania	32	7,729,578.27	1.26
Rhode Island	2	825,000.00	0.13
South Carolina	22	7,211,441.32	1.18
Tennessee	18	3,925,761.76	0.64
Texas	57	17,121,994.35	2.79
Utah	24	5,236,967.64	0.85
Vermont	3	1,034,000.00	0.17
Virginia	54	20,378,599.99	3.32
Washington	50	15,278,843.99	2.49
Wisconsin	7	1,624,940.00	0.26
Wyoming	1	119,500.00	0.02
Total:	1,777	$613,626,496.64	100.00%

GROUP 1A MORTGAGE LOANS

As of the Statistical Calculation Date

TOTAL CURRENT BALANCE	$396,364,704.67
NUMBER OF LOANS	1,111

		Minimum	Maximum
AVG CURRENT BALANCE	$356,763.91	$38,700.00	$2,650,000.00
AVG ORIGINAL BALANCE	$356,979.51	$38,700.00	$2,650,000.00

WAVG LOAN RATE	3.681%	2.625%	4.750%
WAVG EXPENSE FEE(1)	0.385%	0.260%	0.635%
WAVG NET LOAN RATE	3.296%	2.240%	4.365%

WAVG GROSS MARGIN	1.667%	1.000%	2.500%
WAVG MAXIMUM LOAN RATE	12.037%	12.000%	12.880%

WAVG ORIGINAL LTV	69.42%	15.93%	100.00%
WAVG EFFECTIVE LTV(2)	68.69%	15.93%	95.00%

WAVG CREDIT SCORE(3)	733	576	817

WAVG ORIGINAL TERM	338 months	300 months	360 months
WAVG REMAINING TERM	338 months	209 months	360 months
WAVG SEASONING	1 months	0 months	91 months

WAVG NEXT RATE RESET	3 months	1 months	7 months
WAVG RATE ADJ FREQ	3 months	1 months	6 months
WAVG FIRST RATE ADJ FREQ	3 months	1 months	6 months

WAVG IO ORIGINAL TERM(4)	117 months	60 months	120 months
WAVG IO REMAINING TERM(4)	117 months	29 months	120 months

TOP STATE CONCENTRATIONS($)	CA(28.09%),FL(12.56%),OH(5.16%),CO(4.86%),NJ(4.74%)
MAXIMUM ZIP CODE CONCENTRATION($)	34134(0.68%)

FIRST PAY DATE		05/01/1997	01/01/2005
NEXT RATE CHANGE DATE		12/01/2004	06/01/2005
MATURITY DATE		04/01/2022	12/01/2034

(1)

Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3)

Original Credit Scores.

(4)

Includes Interest-Only Loans only.

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1 M LIBOR	546	$212,276,747.78	53.56%
6 M LIBOR	565	184,087,956.89	46.44
Total:	1,111	$396,364,704.67	100.00%

DELINQUENCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	1,111	$396,364,704.67	100.00%
Total:	1,111	$396,364,704.67	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
38,700.00 to 100,000.00	66	$5,443,004.66	1.37%
100,000.01 to 200,000.00	336	50,567,912.09	12.76
200,000.01 to 300,000.00	221	55,044,565.57	13.89
300,000.01 to 400,000.00	173	60,575,999.16	15.28
400,000.01 to 500,000.00	102	46,122,583.00	11.64
500,000.01 to 600,000.00	61	33,416,983.03	8.43
600,000.01 to 700,000.00	42	27,265,286.54	6.88
700,000.01 to 800,000.00	29	22,071,340.55	5.57
800,000.01 to 900,000.00	15	12,934,544.84	3.26
900,000.01 to 1,000,000.00	28	27,230,666.99	6.87
1,000,000.01 to 1,500,000.00	25	30,774,868.24	7.76
1,500,000.01 to 2,000,000.00	12	22,266,950.00	5.62
2,500,000.01 to 2,650,000.00	1	2,650,000.00	0.67
Total:	1,111	$396,364,704.67	100.00%

LOAN RATE (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.625 to 2.750	6	$3,414,044.31	0.86%
2.751 to 3.000	24	9,142,122.66	2.31
3.001 to 3.250	113	39,519,195.19	9.97
3.251 to 3.500	268	96,462,869.35	24.34
3.501 to 3.750	293	107,632,049.53	27.15
3.751 to 4.000	248	85,389,538.03	21.54
4.001 to 4.250	124	44,463,583.90	11.22
4.251 to 4.500	31	9,369,301.70	2.36
4.501 to 4.750	4	972,000.00	0.25
Total:	1,111	$396,364,704.67	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	2	$1,106,602.99	0.28%
1.125	12	4,327,383.24	1.09
1.250	36	10,469,130.67	2.64
1.375	128	60,608,359.75	15.29
1.500	227	81,930,643.94	20.67
1.625	220	77,361,279.77	19.52
1.725	1	158,000.00	0.04
1.750	156	49,080,542.20	12.38
1.875	126	44,709,768.46	11.28
2.000	103	33,060,731.86	8.34
2.125	47	16,532,505.65	4.17
2.250	51	16,652,684.45	4.2
2.375	1	101,571.69	0.03
2.500	1	265,500.00	0.07
Total:	1,111	$396,364,704.67	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	Principal Balance Outstanding as of the Cut-off Date
300	320	$144,230,772.60	36.39%
360	791	252,133,932.07	63.61
Total:	1,111	$396,364,704.67	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
209 to 210	1	$174,157.83	0.04%
211 to 216	2	318,782.24	0.08
295 to 300	317	143,737,832.53	36.26
337 to 342	1	187,600.00	0.05
343 to 348	1	487,500.00	0.12
349 to 354	7	2,751,691.30	0.69
355 to 360	782	248,707,140.77	62.75
Total:	1,111	$396,364,704.67	100.00%

IO REMAINING TERM (Months) (1)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
29 to 30	1	$174,157.83	0.04%
31 to 36	2	318,782.24	0.08
37 to 42	1	187,600.00	0.05
43 to 48	1	487,500.00	0.12
49 to 54	1	393,750.00	0.1
55 to 60	55	17,835,438.75	4.51
109 to 114	6	2,357,941.30	0.6
115 to 120	1,040	373,499,988.63	94.5
Total:	1,107	$395,255,158.75	100.00%

(1)

Interest-Only loans only.

PREPAY TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0	701	$279,347,588.30	70.48%
36	410	117,017,116.37	29.52
Total:	1,111	$396,364,704.67	100.00%

RATE CHANGE DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
December 2004	311	$114,333,098.42	28.85%
January 2005	259	107,833,583.27	27.21
February 2005	12	4,638,431.87	1.17
March 2005	25	9,930,161.88	2.51
April 2005	78	25,112,802.30	6.34
May 2005	237	74,870,583.26	18.89
June 2005	189	59,646,043.67	15.05
Total:	1,111	$396,364,704.67	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
15.93 to 20.00	2	$786,000.00	0.20%
20.01 to 30.00	11	2,362,700.00	0.6
30.01 to 40.00	25	11,816,649.99	2.98
40.01 to 50.00	70	32,767,096.13	8.27
50.01 to 60.00	94	36,307,402.44	9.16
60.01 to 65.00	86	35,214,956.01	8.88
65.01 to 70.00	143	50,990,320.80	12.86
70.01 to 75.00	172	67,175,237.12	16.95
75.01 to 80.00	457	145,068,400.85	36.6
80.01 to 85.00	4	1,034,300.00	0.26
85.01 to 90.00	15	3,633,226.34	0.92
90.01 to 95.00	11	1,964,574.99	0.5
95.01 to 100.00	21	7,243,840.00	1.83
Total:	1,111	$396,364,704.67	100.00%

EFFECTIVE LTV (1) (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
15.93 to 20.00	2	$786,000.00	0.20%
20.01 to 30.00	12	3,102,700.00	0.78
30.01 to 40.00	25	11,816,649.99	2.98
40.01 to 50.00	71	32,923,096.13	8.31
50.01 to 60.00	99	38,118,777.44	9.62
60.01 to 65.00	86	35,214,956.01	8.88
65.01 to 70.00	159	56,264,910.80	14.20
70.01 to 75.00	172	67,175,237.12	16.95
75.01 to 80.00	457	145,068,400.85	36.60
80.01 to 85.00	4	1,034,300.00	0.26
85.01 to 90.00	14	3,144,476.34	0.79
90.01 to 95.00	10	1,715,199.99	0.43
Total:	1,111	$396,364,704.67	100.00%

(1)

Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

CREDIT SCORE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
576 to 579	1	$280,000.00	0.07%
580 to 599	1	740,000.00	0.19
600 to 619	5	990,900.00	0.25
620 to 639	7	4,495,013.41	1.13
640 to 659	33	11,820,631.76	2.98
660 to 679	98	30,433,442.31	7.68
680 to 699	137	49,535,454.79	12.50
700 to 719	148	51,152,980.47	12.91
720 to 739	146	52,779,240.66	13.32
740 to 759	177	62,722,342.21	15.82
760 to 779	193	70,499,487.66	17.79
780 to 799	132	50,704,851.92	12.79
800 to 817	33	10,210,359.48	2.58
Total:	1,111	$396,364,704.67	100.00%

AMORTIZATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	1,107	$395,255,158.75	99.72%
Principal and Interest	4	1,109,545.92	0.28
Total:	1,111	$396,364,704.67	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	612	$179,307,630.60	45.24%
Asset Verification/No Income Verification	190	77,633,426.96	19.59
Alternative Documentation	122	65,978,571.90	16.65
Lite Documentation	114	45,868,875.19	11.57
Limited Documentation	62	24,208,358.13	6.11
No Ratio	5	1,520,200.00	0.38
No Income/No Asset	4	1,162,091.89	0.29
Reduced Documentation	2	685,550.00	0.17
Total:	1,111	$396,364,704.67	100.00%

OCCUPANCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	953	$342,813,985.60	86.49%
Second Home	105	43,154,516.79	10.89
Investment	53	10,396,202.28	2.62
Total:	1,111	$396,364,704.67	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	687	$245,516,131.09	61.94%
Planned Unit Development	286	105,416,027.25	26.60
Condominium	119	39,508,966.31	9.97
Two-to-Four Family	11	3,297,480.02	0.83
Cooperative	6	2,201,500.00	0.56
Townhouse	2	424,600.00	0.11
Total:	1,111	$396,364,704.67	100.00%

PURPOSE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	364	$152,292,396.10	38.42%
Refinance (Cash-out)	377	134,237,055.66	33.87
Refinance (Rate-Term)	370	109,835,252.91	27.71
Total:	1,111	$396,364,704.67	100.00%

STATES	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	3	$660,930.83	0.17%
Alaska	1	187,500.00	0.05
Arizona	50	15,849,055.69	4.00
Arkansas	1	206,500.00	0.05
California	226	111,357,056.25	28.09
Colorado	66	19,269,984.01	4.86
Connecticut	5	1,971,050.00	0.50
Delaware	4	1,140,000.00	0.29
District of Columbia	1	356,640.00	0.09
Florida	131	49,802,573.27	12.56
Georgia	25	7,623,930.91	1.92
Hawaii	11	5,473,367.63	1.38
Idaho	4	1,240,789.00	0.31
Illinois	32	11,963,437.28	3.02
Indiana	7	1,675,200.00	0.42
Iowa	1	128,000.00	0.03
Kansas	6	2,661,729.28	0.67
Kentucky	3	589,200.00	0.15
Maine	2	1,455,200.00	0.37
Maryland	24	10,911,800.00	2.75
Massachusetts	17	9,498,425.16	2.40
Michigan	26	8,153,575.39	2.06
Minnesota	23	7,022,103.47	1.77
Missouri	8	1,608,250.00	0.41
Montana	2	365,000.00	0.09
Nebraska	1	202,000.00	0.05
Nevada	25	9,945,711.93	2.51
New Hampshire	4	1,073,950.00	0.27
New Jersey	35	18,802,642.04	4.74
New Mexico	3	763,550.00	0.19
New York	30	15,017,282.24	3.79
North Carolina	39	9,938,783.00	2.51
Ohio	122	20,464,343.24	5.16
Oklahoma	3	538,000.00	0.14
Oregon	6	1,463,776.48	0.37
Pennsylvania	20	4,368,878.27	1.10
Rhode Island	2	825,000.00	0.21
South Carolina	11	3,373,396.32	0.85
Tennessee	15	3,252,541.76	0.82
Texas	35	10,032,461.22	2.53
Utah	14	3,244,000.00	0.82
Vermont	2	884,000.00	0.22
Virginia	26	9,969,450.00	2.52
Washington	32	9,314,400.00	2.35
Wisconsin	6	1,599,740.00	0.40
Wyoming	1	119,500.00	0.03
Total:	1,111	$396,364,704.67	100.00%

GROUP 1B MORTGAGE LOANS

As of the Statistical Calculation Date

TOTAL CURRENT BALANCE	$217,261,791.97
NUMBER OF LOANS	666

		Minimum	Maximum
AVG CURRENT BALANCE	$326,218.91	$25,200.00	$2,000,000.00
AVG ORIGINAL BALANCE	$326,415.53	$25,200.00	$2,000,000.00

WAVG LOAN RATE	3.795%	2.750%	4.625%
WAVG EXPENSE FEE(1)	0.385%	0.260%	0.760%
WAVG NET LOAN RATE	3.410%	2.365%	4.240%

WAVG GROSS MARGIN	1.742%	1.000%	2.250%
WAVG MAXIMUM LOAN RATE	12.049%	12.000%	13.000%

WAVG ORIGINAL LTV	69.10%	12.07%	100.00%
WAVG EFFECTIVE LTV(2)	68.90%	12.07%	95.00%

WAVG CREDIT SCORE(3)	736	622	813

WAVG ORIGINAL TERM	344 months	300 months	360 months
WAVG REMAINING TERM	343 months	212 months	360 months
WAVG SEASONING	1 months	0 months	88 months

WAVG NEXT RATE RESET	6 months	1 months	7 months
WAVG RATE ADJ FREQ	6 months	6 months	6 months
WAVG FIRST RATE ADJ FREQ	6 months	6 months	6 months

WAVG IO ORIGINAL TERM(4)	116 months	60 months	120 months
WAVG IO REMAINING TERM(4)	115 months	32 months	120 months

TOP STATE CONCENTRATIONS($)	CA(33.47%),FL(8.99%),OH(6.58%),VA(4.79%),IL(4.51%)
MAXIMUM ZIP CODE CONCENTRATION($)	92675(0.92%)

FIRST PAY DATE		08/01/1997	01/01/2005
NEXT RATE CHANGE DATE		12/01/2004	06/01/2005
MATURITY DATE		07/01/2022	12/01/2034

(1)

Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3)

Original Credit Scores.

(4)

Includes Interest-Only Loans only.

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
6 M LIBOR	666	$217,261,791.97	100.00%
Total:	666	$217,261,791.97	100.00%

DELINQUENCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	666	$217,261,791.97	100.00%
Total:	666	$217,261,791.97	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
25,200.00 to 100,000.00	44	$3,584,931.01	1.65%
100,000.01 to 200,000.00	191	28,365,357.97	13.06
200,000.01 to 300,000.00	148	36,571,718.62	16.83
300,000.01 to 400,000.00	105	36,649,787.22	16.87
400,000.01 to 500,000.00	67	30,422,009.38	14.00
500,000.01 to 600,000.00	35	19,412,246.91	8.93
600,000.01 to 700,000.00	30	19,152,770.54	8.82
700,000.01 to 800,000.00	20	15,046,299.99	6.93
800,000.01 to 900,000.00	8	6,789,737.00	3.13
900,000.01 to 1,000,000.00	8	7,795,300.00	3.59
1,000,000.01 to 1,500,000.00	8	9,932,500.00	4.57
1,500,000.01 to 2,000,000.00	2	3,539,133.33	1.63
Total:	666	$217,261,791.97	100.00%

LOAN RATE (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.750	2	$583,300.00	0.27%
2.751 to 3.000	16	6,989,509.89	3.22
3.001 to 3.250	44	15,145,486.04	6.97
3.251 to 3.500	119	33,480,000.21	15.41
3.501 to 3.750	142	42,510,605.01	19.57
3.751 to 4.000	217	72,261,303.57	33.26
4.001 to 4.250	88	34,318,337.01	15.80
4.251 to 4.500	33	9,398,250.24	4.33
4.501 to 4.750	5	2,575,000.00	1.19
Total:	666	$217,261,791.97	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	1	$125,700.00	0.06%
1.125	15	7,348,675.00	3.38
1.250	20	6,263,059.89	2.88
1.375	26	7,395,391.86	3.4
1.500	94	27,585,563.82	12.7
1.625	154	47,391,102.71	21.81
1.750	127	41,129,607.37	18.93
1.875	68	20,503,286.80	9.44
2.000	93	37,228,740.49	17.14
2.125	26	10,157,501.91	4.68
2.250	42	12,133,162.12	5.58
Total:	666	$217,261,791.97	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
300	149	$58,913,026.13	27.12%
360	517	158,348,765.84	72.88
Total:	666	$217,261,791.97	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
212 to 216	1	$258,999.99	0.12%
295 to 300	148	58,654,026.14	27
337 to 342	1	272,000.00	0.13
343 to 348	1	488,604.51	0.22
349 to 354	11	3,211,543.00	1.48
355 to 360	504	154,376,618.33	71.06
Total:	666	$217,261,791.97	100.00%

IO REMAINING TERM (Months) (1)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
32 to 36	1	$258,999.99	0.12%
37 to 42	1	272,000.00	0.13
43 to 48	1	488,604.51	0.23
49 to 54	5	1,142,149.01	0.53
55 to 60	48	13,501,709.85	6.23
109 to 114	6	2,069,393.99	0.95
115 to 120	603	199,139,088.54	91.82
Total:	665	$216,871,945.89	100.00%

(1)

Interest-Only loans only.

PREPAY TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0	389	$146,153,060.12	67.27%
36	277	71,108,731.85	32.73
Total:	666	$217,261,791.97	100.00%

RATE CHANGE DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
December 2004	10	$3,377,647.14	1.55%
January 2005	18	6,712,099.86	3.09
February 2005	18	6,242,234.88	2.87
March 2005	24	7,199,602.39	3.31
April 2005	74	25,733,281.63	11.84
May 2005	321	106,211,942.07	48.89
June 2005	201	61,784,984.00	28.44
Total:	666	$217,261,791.97	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
12.07 to 20.00	4	$1,047,846.08	0.48%
20.01 to 30.00	10	3,473,199.99	1.6
30.01 to 40.00	21	7,698,538.14	3.54
40.01 to 50.00	35	13,143,114.22	6.05
50.01 to 60.00	55	21,860,643.92	10.06
60.01 to 65.00	34	14,274,856.33	6.57
65.01 to 70.00	81	30,359,815.36	13.97
70.01 to 75.00	117	39,461,172.36	18.16
75.01 to 80.00	278	79,356,873.32	36.53
80.01 to 85.00	5	1,104,164.58	0.51
85.01 to 90.00	14	2,665,077.68	1.23
90.01 to 95.00	9	1,543,489.99	0.71
95.01 to 100.00	3	1,273,000.00	0.59
Total:	666	$217,261,791.97	100.00%

EFFECTIVE LTV (1) (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
12.07 to 20.00	4	$1,047,846.08	0.48%
20.01 to 30.00	10	3,473,199.99	1.60
30.01 to 40.00	21	7,698,538.14	3.54
40.01 to 50.00	35	13,143,114.22	6.05
50.01 to 60.00	56	22,048,643.92	10.15
60.01 to 65.00	34	14,274,856.33	6.57
65.01 to 70.00	84	31,703,815.35	14.59
70.01 to 75.00	117	39,461,172.36	18.16
75.01 to 80.00	277	79,097,873.33	36.41
80.01 to 85.00	5	1,104,164.58	0.51
85.01 to 90.00	14	2,665,077.68	1.23
90.01 to 95.00	9	1,543,489.99	0.71
Total:	666	$217,261,791.97	100.00%

(1)

Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

CREDIT SCORE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
622 to 639	6	$1,983,600.00	0.91%
640 to 659	13	3,587,899.99	1.65
660 to 679	48	11,283,017.25	5.19
680 to 699	95	30,944,597.62	14.24
700 to 719	89	31,227,370.56	14.37
720 to 739	85	33,729,789.77	15.52
740 to 759	102	30,982,493.91	14.26
760 to 779	128	40,743,434.48	18.75
780 to 799	82	28,106,020.47	12.94
800 to 813	18	4,673,567.92	2.15
Total:	666	$217,261,791.97	100.00%

AMORTIZATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	665	$216,871,945.89	99.82%
Principal and Interest	1	389,846.08	0.18
Total:	666	$217,261,791.97	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	409	$117,990,470.01	54.31%
Asset Verification/No Income Verification	129	50,435,197.44	23.21
Limited Documentation	66	26,413,627.30	12.16
Alternative Documentation	29	10,549,638.22	4.86
Lite Documentation	28	10,372,359.00	4.77
No Income/No Asset	3	1,034,500.00	0.48
No Ratio	2	466,000.00	0.21
Total:	666	$217,261,791.97	100.00%

OCCUPANCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	604	$194,140,297.88	89.36%
Second Home	49	20,832,375.09	9.59
Investment	13	2,289,119.00	1.05
Total:	666	$217,261,791.97	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	411	$130,497,168.50	60.06%
Planned Unit Development	175	64,199,327.49	29.55
Condominium	63	16,850,517.16	7.76
Two-to-Four Family	10	2,707,900.00	1.25
Cooperative	4	2,143,398.82	0.99
Townhouse	3	863,480.00	0.40
Total:	666	$217,261,791.97	100.00%

PURPOSE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	212	$82,289,257.78	37.88%
Refinance (Rate-Term)	259	71,125,941.95	32.74
Refinance (Cash-out)	195	63,846,592.24	29.39
Total:	666	$217,261,791.97	100.00%

STATES	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	3	$665,600.00	0.31%
Arizona	47	9,642,658.79	4.44
Arkansas	2	409,300.00	0.19
California	155	72,716,230.35	33.47
Colorado	26	8,049,945.29	3.71
Connecticut	4	1,373,565.79	0.63
District of Columbia	3	993,271.00	0.46
Florida	56	19,530,587.60	8.99
Georgia	22	4,411,870.34	2.03
Hawaii	2	700,500.00	0.32
Idaho	2	337,600.00	0.16
Illinois	21	9,807,483.33	4.51
Indiana	1	144,000.00	0.07
Kentucky	3	471,142.79	0.22
Louisiana	1	305,000.00	0.14
Maine	2	594,000.00	0.27
Maryland	13	4,439,134.51	2.04
Massachusetts	12	4,577,000.00	2.11
Michigan	7	1,961,719.99	0.90
Minnesota	11	2,985,838.33	1.37
Missouri	4	620,500.00	0.29
Montana	1	171,450.00	0.08
Nebraska	1	71,900.00	0.03
Nevada	12	3,651,159.88	1.68
New Hampshire	1	772,000.00	0.36
New Jersey	11	4,042,743.08	1.86
New York	19	8,970,922.52	4.13
North Carolina	28	6,475,744.55	2.98
Ohio	87	14,289,424.08	6.58
Oklahoma	1	100,000.00	0.05
Oregon	2	476,240.00	0.22
Pennsylvania	12	3,360,700.00	1.55
South Carolina	11	3,838,045.00	1.77
Tennessee	3	673,220.00	0.31
Texas	22	7,089,533.13	3.26
Utah	10	1,992,967.64	0.92
Vermont	1	150,000.00	0.07
Virginia	28	10,409,149.99	4.79
Washington	18	5,964,443.99	2.75
Wisconsin	1	25,200.00	0.01
Total:	666	$217,261,791.97	100.00%

GROUP 2 MORTGAGE LOANS UNDERLYING SEMT 2004-7 CERTIFICATE

As of the Statistical Calculation Date

TOTAL CURRENT BALANCE	$502,714,412.00
NUMBER OF LOANS	1,493

		Minimum	Maximum
AVG CURRENT BALANCE	$336,714.27	$37,859.38	$2,830,347.27
AVG ORIGINAL BALANCE	$339,737.96	$50,000.00	$2,830,665.00

WAVG LOAN RATE	3.328%	2.500%	5.000%
WAVG EXPENSE FEE(1)	0.381%	0.381%	0.631%
WAVG NET LOAN RATE	2.947%	2.120%	4.620%

WAVG GROSS MARGIN	1.810%	1.250%	3.375%
WAVG MAXIMUM LOAN RATE	12.008%	8.500%	15.880%

WAVG ORIGINAL LTV	70.55%	16.17%	100.00%
WAVG EFFECTIVE LTV(3)	69.96%	16.17%	95.00%

WAVG CREDIT SCORE(4)	732	586	820

WAVG ORIGINAL TERM	343 months	300 months	360 months
WAVG REMAINING TERM	339 months	267 months	356 months
WAVG SEASONING	5 months	4 months	33 months

WAVG NEXT RATE RESET	2 months	1 months	6 months
WAVG RATE ADJ FREQ	6 months	6 months	6 months
WAVG FIRST RATE ADJ FREQ	6 months	6 months	6 months

WAVG IO ORIGINAL TERM	105 months	60 months	120 months
WAVG IO REMAINING TERM	101 months	45 months	116 months

TOP STATE CONCENTRATIONS($)	CA(28.40%),FL(10.96%),AZ(5.24%),OH(4.16%),GA(4.00%)
MAXIMUM ZIP CODE CONCENTRATION($)	92130(1.14%)

FIRST PAY DATE		03/01/2002	08/01/2004
NEXT RATE CHANGE DATE		12/01/2004	05/01/2005
MATURITY DATE		02/01/2027	07/01/2034

(1)

Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)

Current LTV is defined as the following: current balance as of the Cut-Off Date divided by the lesser of the appraised value or sales price of the property.

(3)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(4)

Original Credit Scores.

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
6 M LIBOR	1,493	$502,714,412.00	100.00%
Total:	1,493	$502,714,412.00	100.00%

DELINQUENCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	1,493	$502,714,412.00	100.00%
Total:	1,493	$502,714,412.00	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
37,859.38 to 100,000.00	102	$8,363,246.76	1.66%
100,000.01 to 200,000.00	453	68,747,647.62	13.68
200,000.01 to 300,000.00	316	78,604,643.99	15.64
300,000.01 to 400,000.00	223	78,164,410.83	15.55
400,000.01 to 500,000.00	153	69,565,501.84	13.84
500,000.01 to 600,000.00	77	42,214,221.55	8.40
600,000.01 to 700,000.00	58	37,615,069.92	7.48
700,000.01 to 800,000.00	33	24,769,233.58	4.93
800,000.01 to 900,000.00	17	14,440,658.31	2.87
900,000.01 to 1,000,000.00	23	22,367,807.70	4.45
1,000,000.01 to 1,500,000.00	21	26,719,562.34	5.32
1,500,000.01 to 2,000,000.00	16	28,312,060.29	5.63
2,500,000.01 to 2,830,347.27	1	2,830,347.27	0.56
Total:	1,493	$502,714,412.00	100.00%

LOAN RATE (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.500	4	$1,678,248.23	0.33%
2.501 to 2.750	40	14,846,738.40	2.95
2.751 to 3.000	206	69,993,115.06	13.92
3.001 to 3.250	473	159,854,624.84	31.80
3.251 to 3.500	503	163,611,833.01	32.55
3.501 to 3.750	177	61,675,573.84	12.27
3.751 to 4.000	60	19,634,402.89	3.91
4.001 to 4.250	28	10,738,076.12	2.14
4.251 to 4.500	1	335,999.61	0.07
4.751 to 5.000	1	345,800.00	0.07
Total:	1,493	$502,714,412.00	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.250	17	$4,356,340.75	0.87%
1.375	50	16,226,313.58	3.23
1.500	221	84,590,434.57	16.83
1.625	239	77,032,249.72	15.32
1.750	240	81,696,928.58	16.25
1.875	272	83,493,693.37	16.61
2.000	184	63,625,662.37	12.66
2.125	134	46,924,990.06	9.33
2.250	105	33,154,680.05	6.6
2.375	13	3,417,640.97	0.68
2.500	17	7,849,677.98	1.56
3.375	1	345,800.00	0.07
Total:	1,493	$502,714,412.00	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
300	326	$139,402,733.87	27.73%
360	1,167	363,311,678.13	72.27
Total:	1,493	$502,714,412.00	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
267 to 270	1	$121,839.31	0.02%
289 to 294	8	5,694,103.87	1.13
295 to 300	317	133,586,790.69	26.57
343 to 348	17	5,393,573.81	1.07
349 to 354	113	37,003,801.20	7.36
355 to 356	1,037	320,914,303.12	63.84
Total:	1,493	$502,714,412.00	100.00%

IO REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
45 to 48	16	$5,215,943.05	1.04%
49 to 54	57	16,152,081.91	3.21
55 to 60	314	101,287,865.03	20.15
85 to 90	1	121,839.31	0.02
103 to 108	1	177,630.76	0.04
109 to 114	64	26,545,823.16	5.28
115 to 116	1,040	353,213,228.78	70.26
Total:	1,493	$502,714,412.00	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0	1,076	$394,294,670.83	78.43%
36	417	108,419,741.17	21.57
Total:	1,493	$502,714,412.00	100.00%

RATE CHANGE DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
December 2004	667	$211,497,664.98	42.07%
January 2005	709	248,664,879.32	49.46
February 2005	18	5,308,873.59	1.06
March 2005	20	7,892,495.75	1.57
April 2005	17	4,938,679.24	0.98
May 2005	62	24,411,819.12	4.86
Total:	1,493	$502,714,412.00	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
16.17 to 20.00	5	$1,295,390.40	0.26%
20.01 to 30.00	16	5,046,644.95	1
30.01 to 40.00	45	14,913,041.45	2.97
40.01 to 50.00	63	16,957,864.32	3.37
50.01 to 60.00	141	56,135,473.82	11.17
60.01 to 65.00	112	41,998,496.90	8.35
65.01 to 70.00	185	71,003,913.99	14.12
70.01 to 75.00	223	80,935,161.24	16.1
75.01 to 80.00	599	186,890,330.39	37.18
80.01 to 85.00	15	2,904,566.06	0.58
85.01 to 90.00	38	9,316,974.89	1.85
90.01 to 95.00	34	6,671,975.17	1.33
95.01 to 100.00	17	8,644,578.42	1.72
Total:	1,493	$502,714,412.00	100.00%

EFFECTIVE LTV (1) (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
16.17 to 20.00	5	$1,295,390.40	0.26%
20.01 to 30.00	16	5,046,644.95	1.00
30.01 to 40.00	45	14,913,041.45	2.97
40.01 to 50.00	63	16,957,864.32	3.37
50.01 to 60.00	144	58,814,613.82	11.70
60.01 to 65.00	112	41,998,496.90	8.35
65.01 to 70.00	200	77,619,352.41	15.44
70.01 to 75.00	223	80,935,161.24	16.10
75.01 to 80.00	599	186,890,330.39	37.18
80.01 to 85.00	15	2,904,566.06	0.58
85.01 to 90.00	37	8,666,974.89	1.72
90.01 to 95.00	34	6,671,975.17	1.33
Total:	1,493	$502,714,412.00	100.00%

(1)

Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

CREDIT SCORE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
586 to 599	1	$120,000.00	0.02%
620 to 639	8	1,740,739.02	0.35
640 to 659	45	13,717,962.69	2.73
660 to 679	132	45,199,681.26	8.99
680 to 699	195	72,508,654.81	14.42
700 to 719	226	70,720,663.42	14.07
720 to 739	194	63,952,167.20	12.72
740 to 759	234	83,401,951.11	16.59
760 to 779	219	76,348,645.70	15.19
780 to 799	178	59,385,834.19	11.81
800 to 819	60	15,490,912.60	3.08
820	1	127,200.00	0.03
Total:	1,493	$502,714,412.00	100.00%

AMORTIZATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	1,493	$502,714,412.00	100.00%
Total:	1,493	$502,714,412.00	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	951	$272,652,670.56	54.24%
Limited Documentation	317	138,182,555.51	27.49
Alternative Documentation	110	50,604,234.66	10.07
Lite Documentation	104	37,479,308.71	7.46
No Ratio	8	2,355,398.12	0.47
Asset Verification/No Income Verification	2	1,080,244.44	0.21
Reduced Documentation	1	360,000.00	0.07
Total:	1,493	$502,714,412.00	100.00%

OCCUPANCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	1,339	$445,814,988.69	88.68%
Second Home	121	49,642,842.66	9.87
Investment	33	7,256,580.65	1.44
Total:	1,493	$502,714,412.00	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	899	$296,567,624.18	58.99%
Planned Unit Development	442	162,358,463.00	32.30
Condominium	140	39,950,997.44	7.95
Two-to-Four Family	9	3,281,327.39	0.65
Cooperative	2	445,999.99	0.09
Manufactured Housing	1	110,000.00	0.02
Total:	1,493	$502,714,412.00	100.00%

PURPOSE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	523	$210,011,611.51	41.78%
Refinance (Rate-Term)	563	159,405,213.53	31.71
Refinance (Cash-out)	407	133,297,586.96	26.52
Total:	1,493	$502,714,412.00	100.00%

STATES	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	6	$1,279,266.12	0.25%
Alaska	1	200,450.00	0.04
Arizona	104	26,347,017.08	5.24
Arkansas	2	373,532.20	0.07
California	306	142,761,172.74	28.40
Colorado	73	19,895,137.61	3.96
Connecticut	11	6,197,772.28	1.23
Delaware	3	2,057,981.25	0.41
District of Columbia	1	428,000.00	0.09
Florida	152	55,088,909.60	10.96
Georgia	76	20,115,759.39	4.00
Hawaii	6	2,524,517.39	0.50
Idaho	4	1,205,450.00	0.24
Illinois	44	16,981,923.97	3.38
Indiana	11	2,771,516.66	0.55
Kansas	8	1,753,831.98	0.35
Kentucky	6	1,008,908.84	0.20
Louisiana	6	2,745,478.93	0.55
Maine	2	1,487,999.00	0.30
Maryland	42	16,643,715.52	3.31
Massachusetts	19	8,997,871.11	1.79
Michigan	19	5,928,803.47	1.18
Minnesota	25	5,830,343.85	1.16
Missouri	5	1,416,396.44	0.28
Montana	1	133,000.00	0.03
Nebraska	1	99,400.00	0.02
Nevada	37	16,130,036.64	3.21
New Hampshire	1	197,200.00	0.04
New Jersey	33	17,435,317.43	3.47
New Mexico	5	1,829,962.09	0.36
New York	21	8,273,865.99	1.65
North Carolina	57	16,742,298.46	3.33
Ohio	130	20,894,953.34	4.16
Oklahoma	4	1,062,581.64	0.21
Oregon	15	2,936,882.91	0.58
Pennsylvania	23	5,803,357.34	1.15
Rhode Island	4	1,209,635.62	0.24
South Carolina	31	9,666,897.05	1.92
Tennessee	14	2,943,722.42	0.59
Texas	51	13,501,774.82	2.69
Utah	29	6,950,967.04	1.38
Virginia	49	15,159,672.64	3.02
Washington	49	16,275,591.05	3.24
West Virginia	1	176,000.00	0.04
Wisconsin	4	1,133,140.28	0.23
Wyoming	1	116,399.81	0.02
Total:	1,493	$502,714,412.00	100.00%

Discount Margin Table (To Call)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR

	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
1-A-1
Price 100.00000	29	29	29	29	29
WAL	7.59	5.29	3.94	3.06	2.47
Mod Dur	6.46	4.68	3.58	2.83	2.32
Principal Window	Jan05 - Oct22	Jan05 - Apr18	Jan05 - Mar15	Jan05 - Dec12	Jan05 - Jun11
1-A-2
Price 100.00000	31	31	31	31	31
WAL	7.59	5.29	3.94	3.06	2.47
Mod Dur	6.35	4.62	3.54	2.81	2.30
Principal Window	Jan05 - Oct22	Jan05 - Apr18	Jan05 - Mar15	Jan05 - Dec12	Jan05 - Jun11

Yield Table (To Call)

	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Yield	Yield	Yield	Yield	Yield
1-X-A
Price 2.48655	31.96	25.22	18.00	9.85	0.80

Mod Duration	2.23	2.26	2.26	2.22	2.17

2-X-A
Price 2.60427	32.06	25.29	18.00	9.79	0.69

Mod Duration	2.13	2.16	2.16	2.11	2.06

Discount Margin Table (To Maturity)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR

	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
1-A-1
Price 100.00000	30	31	31	31	32
WAL	7.96	5.68	4.29	3.37	2.73
Mod Dur	6.68	4.93	3.82	3.06	2.52
Principal Window	Jan05 – Nov34	Jan05 - Nov34	Jan05 - Nov34	Jan05 - Nov34	Jan05 - Nov34
1-A-2
Price 100.00000	32	33	33	34	34
WAL	7.99	5.69	4.29	3.37	2.73
Mod Dur	6.57	4.86	3.78	3.03	2.49
Principal Window	Jan05 – Sep34	Jan05 - Sep34	Jan05 - Sep34	Jan05 - Sep34	Jan05 - Sep34

Yield Table (To Maturity)

	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Yield	Yield	Yield	Yield	Yield
1-X-A
Price 2.48655	31.97	25.34	18.50	11.24	3.61

Mod Duration	2.23	2.29	2.34	2.39	2.45

2-X-A
Price 2.60427	32.09	25.48	18.75	11.80	4.55

Mod Duration	2.13	2.20	2.26	2.34	2.42